UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2014

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) George N. McKinnon, senior vice president, chief information officer and a named executive officer of Symetra, will be leaving the company. Mr. McKinnon’s employment is expected to end on or about June 30, 2014. On an interim basis, Margaret A. Meister, executive vice president and chief financial officer of Symetra, will assume the leadership responsibilities formerly associated with Mr. McKinnon’s position.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2014	SYMETRA FINANCIAL CORPORATION

	By:	/s/ David S. Goldstein
	Name: Title:	David S. Goldstein Senior Vice President, General Counsel and Secretary